UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2023

Digital Transformation Opportunities Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40177	85-3984427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10250 Constellation Blvd, Suite 23126 Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(360) 949-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	DTOCU	The Nasdaq Stock Market LLC
Shares of Class A common stock, included as part of the units	DTOC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DTOCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On April 20, 2023, Digital Transformation Opportunities Corp. (the “Company”) received a letter (the “Public Float Notice”) from the listing qualifications department staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company no longer meets the minimum 500,000 publicly held shares required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Public Float Standard”). The Public Float Notice states that the Company has until June 5, 2023 to provide Nasdaq with a specific plan to achieve and sustain compliance with all The Nasdaq Capital Market listing requirements, including the time frame for completion of this plan. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Public Float Notice has no immediate effect on the listing of the Company’s securities, and the Company’s securities continue to trade on The Nasdaq Capital Market.

The Company intends to provide Nasdaq prior to June 5, 2023 with the Company’s plan to meet the Public Float Standard, and will evaluate available options to regain compliance with the Nasdaq continued listing standards, including potential arrangements to be made in connection with the Company’s definitive business combination agreement with American Oncology Network, LLC announced by the Company on October 5, 2022. The Company believes that it will be able to comply with the Public Float Standard.

The Company, by filing this Current Report Form 8-K, discloses its receipt of the Public Float Notice in accordance with Nasdaq Listing Rule 5810(b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2023

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.

By:	/s/ Kyle Francis
Name:	Kyle Francis
Title:	Chief Financial Officer